INTERIM CONDENSED CONSOLIDATED STATEMENTS OF INCOME (USD $) In Thousands, except Per Share data, unless otherwise specified	9 Months Ended
	Sep. 30, 2013	Sep. 30, 2012
Revenues	$ 99,185	$ 82,739
Cost of revenues	62,279	47,384
Gross profit	36,906	35,355
Operating expenses:
Research and development, net	9,078	7,575
Selling, marketing, general and administrative	19,270	19,254
Total operating expenses	28,348	26,829
Operating income	8,558	8,526
Financial income, net	(308)	(385)
Income before taxes on income	8,866	8,911
Taxes on income	654	424
Net income	8,212	8,487
Attributable to non-controlling interests	29	23
Net income attributable to Sapiens' shareholders	$ 8,183	$ 8,464
Net earnings per share attributable to Sapiens' shareholders
Basic	$ 0.21	$ 0.21
Diluted	$ 0.20	$ 0.20